ASM Acquisition Company Limited

Unit 601-2, 6th Floor
St. George’s Building
2 Ice House Street
Central, Hong Kong

_________________, 2008

Argyle Street Management Limited
[Address]
[Address]

Gentlemen:

This letter will confirm our agreement that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of ASM Acquisition Company Limited (the “Company”) and continuing until the consummation by the Company of a business combination or the distribution of the trust account to the Company’s then public shareholders (as described in the Registration Statement), Argyle Street Management Limited (the “Firm”) shall make available to the Company certain general and administrative services, including the use of office space, utilities and secretarial support, as may be required by the Company from time to time, at [Unit 601-2, 6th Floor, St. George’s Building, 2 Ice House Street, Central, Hong Kong] (or any successor location). In exchange therefor, the Company shall pay the Firm at the rate of $7,500 per month.

Very truly yours,

ASM ACQUISITION COMPANY LIMITED

By: _______________________________
Name:
Title:

Agreed to and Accepted by:

ARGYLE STREET MANAGEMENT LIMITED

By: _____________________________
Name:
Title: